                                  EXHIBIT 10-8
                                  ------------



                             INTERCREDITOR AGREEMENT

                  THIS INTERCREDITOR AGREEMENT is entered into and is effective as of December 15, 2000 by and among:

         HIGH FALLS BREING COMPANY, LLC, a New York limited liability company with an address of 445 St. Paul Street, Rochester, New York 14605 (the "Borrower"),

         MANUFACTURERS AND TRADERS TRUST COMPANY, New York banking corporation with an address of 255 East Avenue, Rochester, New York 14604 (the "Senior Creditor"),

         CEPHAS CAPITAL PARTNERS, L.P., a New York limited partnership, having an address of 16 West Main Street, Rochester, New York 14614 (the "Subordinated Creditor"), and

         THE GENESEE BREWING COMPANY, INC., a New York corporation having an address of 445 St. Paul Street, Rochester, New York 14604 (the "Seller").

                  As of this date, Borrower has requested that the Creditors each provide financial accommodations and/or credit to Borrower. Borrower and the Creditors each represent and acknowledge that they will benefit as a result of the proposed transactions and acknowledges receipt of valuable consideration for entering into this Agreement.

                  The Borrower and the Creditors agree as follows:

         1. Definitions. The following words shall have the following meanings when used in this Agreement. All reference to dollar amounts shall mean amounts in lawful money of the United States of America.

                  "Agreement" shall mean this Intercreditor Agreement together with all exhibits and schedules attached to this Agreement from time to time, if any, and as amended from time to time.

                  "Alternative Financing" shall have the same meaning as it is given in the Revolving Credit and Term Loan Agreement between the Borrower and the Senior Creditor as in effect on the date hereof.

                  "Boston Beer Agreement" shall mean the Indemnification Agreement between Seller and Borrower pursuant to which the parties have agreed to certain indemnification terms in connection with obligations and liabilities under an Amended and Restated Agreement dated as of April 30, 1997 between Seller and Boston Brewing Company, Inc. d/b/a/ The Boston Beer Company, a Massachusetts corporation, for itself and as the sole general partner of Boston Beer Company Limited Partnership, a Massachusetts limited partnership (which agreement has been assigned by Seller to Borrower on even date herewith) (the Production Agreement).

                  "Boston Beer Collateral" shall mean any and all bottling lines, equipment, and capital assets of any kind that are transferred at any time to Borrower pursuant to the Production Agreement for the consideration paid by Seller therefor, and in which Borrower grants Seller a Security Interest to secure the Boston Beer Note, and all additions and accessions thereto and replacements therefor and the proceeds thereof.

                  "Boston Beer Deficiency" shall mean any obligations that remain unpaid with respect to the Boston Beer Note after an Event of Default under the same and application to the payment thereof of all proceeds of disposition of the Boston Beer Collateral.

                  "Boston Beer Note" shall mean a Promissory Note, if any, that after the date hereof may be executed and delivered by Borrower to Seller pursuant to the Boston Beer Agreement by way of reimbursement for the purchase price of the Boston Beer Collateral, or such other instrument evidencing the obligation of Buyer to Seller in respect thereof.

                  "Business Day" shall mean any day that commercial banks settle transactions in the State of New York.

                  "Credit Agreements" shall mean, collectively, the Senior Credit Agreements, the Subordinated Credit Agreements, the Seller Senior Credit Agreements, and the Seller Junior Credit Agreements.

                  "Creditors" shall mean, collectively, the Senior Creditor, the Subordinated Creditor, and the Seller, each as defined in the Preamble to this Agreement.

                  "Event of Default" shall mean any event that constitutes an "Event of Default" under the respective Credit Agreements.

                  "Investor Note(s)" shall mean the Investor Subordinated Note(s) dated on even date herewith made by the Borrower in favor of various investors as contemplated by the Offering Summary Statement dated September 5, 2000 and the Rescission Offer dated December 8, 2000 made by the Borrower.

                  "Mortgage" shall mean the Mortgage delivered on even date herewith by Borrower to Seller covering Borrower's real estate located at 445 St. Paul Boulevard, Rochester, New York and the improvements thereon, which secures the Second Seller
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                                Page 166 of 272


Bridge Note of even date herewith issued by Borrower to Seller in the original principal amount of $3,000,000.

                  "Sankey Equipment" shall mean equipment more particularly described on Schedule A attached to and made a part of this Agreement as well as Sankey equipment acquired by Borrower after the date hereof.

                  "Security Interest" shall mean and include without limitation any type of collateral security, whether in the form of a security interest, lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract or otherwise.

                  "Seller" shall mean the Seller defined in the Preamble to this Agreement, and its successors and assigns.

                  "Seller Junior Credit Agreements" shall mean the $4,500,000 Subordinated Promissory Note of even date herewith issued by Borrower to Seller, evidencing the $4,500,000 loan given by Borrower in favor of Seller and all related collateral and other documents and agreements, as the same may be amended, modified, extended, or replaced from time to time.

                  "Seller Junior Indebtedness" shall mean and include without limitation all present and future indebtedness, obligations, liabilities, claims, rights and demands owing from Borrower to the Seller except the Seller Senior Indebtedness and the Boston Beer Note, including without limitation obligations of the Borrower to the Seller arising under the Seller Junior Credit Agreements.

                  "Seller Senior Credit Agreements" shall mean (i) the First Seller Bridge Note of even date herewith issued by Borrower to the Seller evidencing a $3,500,000 loan by Seller to the Borrower, (ii) the Second Seller Bridge Note of even date herewith issued by Borrower to the Seller evidencing a $3,000,000 loan by Seller to the Borrower, and (iii) all related collateral and other documents and agreements, as the same may be amended, modified, extended, or replaced from time to time.

                  "Seller Senior Indebtedness" shall mean all present and future indebtedness, obligations, liabilities, claims, rights and demands owing from Borrower to the Seller arising under the Seller Senior Credit Agreements, as well as indebtedness to any successor or assign of the Seller that replaces such original Seller Senior Indebtedness provided that the principal amount of such replacement Seller Senior Indebtedness, at the time incurred, shall not exceed the Seller Senior Indebtedness and the Boston Beer Note outstanding on the date of this Agreement.
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                                Page 167 of 272


                  "Seller Standstill Period" shall mean the Seller Standstill Period relating to the Seller Subordinated Indebtedness and the Boston Beer Deficiency as described in Section 11 of this Agreement.

                  "Senior Credit Agreement" shall mean the Revolving Credit and Term Loan Agreement between the Borrower and the Senior Creditor, dated of even date herewith, and all related collateral and other documents and agreements, as the same may be amended, modified, extended, or replaced from time to time.

                  "Senior Creditor" shall mean the Senior Creditor defined in the Preamble to this Agreement. Senior Creditor shall also mean any successors or assign with respect to the Senior Indebtedness as described in the definition of Senior Indebtedness.

                  "Senior Indebtedness" shall mean all indebtedness, obligations, liabilities, claims, rights, and demands committed or outstanding under the Senior Credit Agreement as it exists on the date hereof ("Original Senior Indebtedness") and any additional indebtedness of Borrower to Senior Creditor or any indebtedness that replaces such Original Senior Indebtedness provided that such additional indebtedness when added to the Original Senior Indebtedness, or replacement Indebtedness, in each case when aggregated with the Sellers Senior Indebtedness, does not exceed three (3) times Borrower's EBITDA (as defined in the Senior Credit Agreement as it exists on the date hereof), calculated according to generally accepted accounting principles as shown in Borrower's most recent audited financial statement for the 12-months then ended provided to the Creditors (or during 2001 only, three (3) times Borrower's projected EBITDA for that year.

                  "Standstill Period" shall mean collectively, or individually as applicable, the Seller Standstill Period and the Subordinated Creditor Standstill Period as described in Section 11 of this Agreement.

                  "Subordinated Credit Agreements" shall mean the Subordinated Note and the Note and Warrant Purchase Agreement between the Borrower and the Subordinated Creditor, each dated on even date herewith, and all related collateral and other documents and agreements, as the same may be amended, modified, extended, or replaced from time to time.

                  "Subordinated Creditor" shall mean the Subordinated Creditor defined in the Preamble to this Agreement, and its successors and assigns.

                  "Subordinated Creditor Standstill Period" shall mean the Subordinated Creditor Standstill Period as described in Section 11 of this Agreement.

                  "Subordinated Indebtedness" shall mean and include without limitation all present and future indebtedness, obligations, liabilities, claims, rights and demands owing from Borrower to the Subordinated Creditor including without limitation obligations of the Borrower to the Subordinated Creditor arising under the Subordinated Credit Agreements as they exist on the date hereof; provided, however, that when Subordinated Indebtedness
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                                Page 168 of 272


is used to refer to the rights of the Subordinated Creditor relative to the Seller Junior Indebtedness, it shall not include the Subordinated Creditor's rights with respect to warrants or any put rights or other monetary obligations with respect thereto or any equity securities issued or to be issued thereunder.

         2. Subordination of Seller Junior Indebtedness and Subordinated Indebtedness. As provided for in this Agreement:

         (a) all Seller Junior Indebtedness is junior and shall be subordinated in all respects to the Senior Indebtedness, the Seller Senior Indebtedness, indebtedness under the Boston Beer Note, and the Subordinated Indebtedness, and

         (b) all Subordinated Indebtedness is junior and shall be subordinated in all respects to the Senior Indebtedness, the Seller Senior Indebtedness, and indebtedness under the Boston Beer Note.

         3. Relationship of Senior Indebtedness and Seller Senior Indebtedness.

         (a) Borrower has on the date hereof delivered a Security Interest to Senior Creditor covering all assets of Borrower (other than its real estate and the improvements thereon) and has delivered a Security Interest to Seller covering all of the assets of Borrower. Seller expressly acknowledges and agrees that Seller's Security Interest, other than the Mortgage and its Security Interest in the Boston Beer Collateral, is and all rights with respect thereto, are hereby subordinate and subject in all respects to any Security Interest held by Senior Creditor irrespective of the order of filing any financing statements or otherwise. On the date hereof Borrower has delivered the Mortgage to Seller, and on or after the date hereof Borrower may deliver the Boston Beer Note and the Boston Beer Collateral to Seller. Senior Creditor acknowledges and agrees that the Seller's rights with respect to the Mortgage (including without limitation proceeds from enforcement) as they relate to the Seller Senior Indebtedness (but not the Seller Junior Indebtedness or indebtedness under the Boston Beer Note), and the Seller's rights with respect to the Boston Beer Collateral (including without limitation proceeds from enforcement) as they relate to indebtedness under the Boston Beer Note, each are senior to and shall not be subordinate in any respects to any Security Interest held by Senior Creditor.

         (b) Borrower will not make and Seller will not accept, at any time while any Senior Indebtedness is owing (i) any payment upon any Seller Senior Indebtedness, (ii) any payment upon the Boston Beer Note, (iii) any advance, transfer or assignment of assets to Seller in any form whatsoever that would reduce at any time or in any way the amount of Seller Senior Indebtedness or the Boston Beer Note, or (iv) any transfer of any assets as security for the Seller Senior Indebtedness or the Boston Beer Note, except in each case upon Senior Creditor's prior written consent. Notwithstanding anything to the contrary contained herein, (i) Seller may receive proceeds of the Mortgage, (ii) Seller may receive the Security Interest described in Section 3a hereof and the proceeds thereof, and (iii) Borrower may make and Seller may receive regularly scheduled payments to Seller under
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                                Page 169 of 272


the Seller Senior Credit Agreements and the Boston Beer Note. In no event, however, shall Borrower make or Seller accept (i) prepayments on the Seller Senior Indebtedness except for (a) prepayments from the proceeds of Alternative Financing, (b) subject to Section 3(d) hereof, prepayments following acceleration of maturity due to a payment default by Borrower, or (c) prepayment following acceleration of maturity at least 120 days after any other Event of Default, or (ii) prepayments on the Boston Beer Note other than by reason of acceleration of maturity and liquidation of the Boston Beer Collateral.

         (c) Through and including September 30, 2001, any waiver granted by the Senior Creditor of any Event of Default with respect to the Senior Indebtedness shall also act as a waiver of any like Event of Default with respect to the Seller Senior Indebtedness and the Boston Beer Note, if applicable.

         (d) Through and including September 30, 2001, Seller agrees that it will not accelerate any Seller Senior Indebtedness or the Boston Beer Note, if applicable, unless Senior Creditor either has accelerated the Senior Indebtedness or has consented to acceleration of the Seller Senior Indebtedness.

         (e) If this Agreement requires that any payment be held in trust for and/or paid over to Senior Creditor with respect to the Senior Indebtedness and Seller with respect to the Seller Senior Indebtedness, as between Senior Creditor and Seller the Senior Creditor shall have a priority right to receive such payment for application to the Senior Indebtedness over the rights of Seller to receive such payment for application to the Seller Senior Indebtedness.

         4. Miscellaneous Collateral Issues/Preferential Payments and the Like.

         (a) In connection with the closing of any Alternative Financing, Senior Creditor, Subordinated Creditor, and Seller each agree to release their respective Security Interests in the Sankey Equipment provided the proceeds thereof are applied to the Seller Senior Indebtedness.

         (b) Seller, as holder of the Mortgage, has entered into a Mortgagee Waiver on even date herewith in favor of Senior Creditor and Subordinated Creditor (as it may be amended, restated, or modified from time to time, the "Mortgagee Waiver"). The Mortgagee Waiver is intended to be supplemental to any rights granted and obligations imposed under this Agreement.

         (c) In the event that any of the Creditors (the "Disgorging Creditor"), as a result of the assertion of any claim for the return of moneys (including the proceeds of any collateral) received or applied by it in partial or full payment of indebtedness to such Disgorging Creditor (including without limitation all claims based upon allegations that moneys so received by the Disgorging Creditor constituted trust funds under the Lien Law of the State of New York or other applicable laws, or that the payment of such moneys or the giving of such collateral to the Disgorging Creditor constituted a preference or fraudulent transfer under the Bankruptcy Code or any other applicable statute), is required
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                                Page 170 of 272


to disgorge such moneys, any other Creditor (the "Receiving Creditor") that has received any moneys that it would not have been entitled to receive had the disgorged payment not been applied in the first instance to indebtedness held by the Disgorging Creditor, then the Receiving Creditor also shall disgorge the moneys to which it would not have been entitled to be paid to other Creditors in the order in which such moneys would have been applied but for the payment to the Disgorging Creditor.

         5. Senior Creditor as Collateral Agent. The parties acknowledge that each of the parties' Security Interests covers certain motor vehicles and that perfection of the interests therein requires notation of such interests on the certificates of title to such vehicles. The parties also acknowledge that the New York Department of Motor Vehicles will not make a notation of multiple lien holders on such certificates of title. The parties therefore agree that the Senior Creditor, acting for itself and as collateral agent for the Seller and the Subordinated Creditor, shall have its interest noted on such certificates of title, and may freely and in its sole discretion add and release interests on such titles on existing and additional vehicles from time to time; provided, however, that if Senior Creditor intends to release its interest on vehicles in which the Borrower will retain ownership, Senior Creditor will make reasonable efforts to notify Subordinated Creditor and Seller of such intention reasonably in advance of the intended release date so that either of them, acting for itself and as agent for the other, may take appropriate steps to perfect their interests therein; provided, however, that Senior Creditor shall have no liability for any failure to make any such notification. To the extent that the Senior Creditor realizes proceeds from any such vehicles, such proceeds shall be applied in accordance with the priorities set forth elsewhere in this Agreement.

         With respect to this Section 5, the Senior Creditor (a) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred, (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, and (c) except as expressly provided herein shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the motor vehicles or the Borrower that is communicated to or obtained by the Senior Creditor. The Senior Creditor shall not be liable in any manner for any action taken or not taken by it under this Section 5.

         6. Payment With Respect To Seller Junior Indebtedness and Subordinated Indebtedness. Except as provided below, Borrower will not make and neither Seller nor Subordinated Creditor will accept, at any time while any Senior Indebtedness and/or Seller Senior Indebtedness is owing (i) any payment upon any Seller Junior Indebtedness, Boston Beer Deficiency, or Subordinated Indebtedness, (ii) any advance, transfer or assignment of assets to Seller or Subordinated Creditor in any form whatsoever that would reduce at any time or in any way the amount of Seller Junior Indebtedness, Boston Beer Deficiency, or Subordinated Indebtedness, (iii) any transfer of any assets as security for the Seller Junior Indebtedness, Boston Beer Deficiency, or the Subordinated Indebtedness, except upon Senior Creditor's and Seller's prior written consent. Notwithstanding the foregoing:

         (a) Borrower may on the date hereof deliver a Security Interest to Subordinated Creditor covering all assets of Borrower (other than its real estate and the improvements thereon) which Security Interest and the rights thereunder are hereby expressly agreed to be subordinate and subject in all respects to any Security Interest held by Senior Creditor and held by Seller but limited to those held by Seller to secure Seller Senior Indebtedness, irrespective of the order of filing any financing statements or otherwise,

         (b) Borrower may make regularly scheduled payments (but not prepayments or payments due to the acceleration of maturity) to Subordinated Creditor under the Subordinated Credit Agreements and regularly scheduled payments (but not prepayments or payments due to the acceleration of maturity) to the Seller under the Seller Junior Credit Agreements,

         (c) Subordinated Creditor may receive the proceeds of life insurance policies assigned to Subordinated Creditor covering the lives of Samuel T. Hubbard, Jr. and John B. Henderson (the "Assignment of Life Insurance"), and

         (d) Borrower may on the date hereof deliver a Security Interest to Seller covering all assets of Borrower (other than its real estate and the improvements thereon) which Security Interest and the rights thereunder are hereby expressly agreed to be subordinate and subject in all respects to any Security Interest held by Senior Creditor, any Security Interest held by Seller to secure Seller Senior Indebtedness, and any Security Interest held by Subordinated Creditor, in each case irrespective of the order of filing any financing statements or otherwise;

provided, (i) no direct or indirect payment by or on behalf of the Borrower of Seller Junior Indebtedness or Subordinated Indebtedness or any Boston Beer Deficiency, whether pursuant to the terms of the Seller Junior Credit Agreements, the Boston Beer Note, or the Subordinated Credit Agreements, upon acceleration or otherwise, shall be made (except from proceeds of the Assignment of Life Insurance) if at the time of such payment there exists an Event of Default under the Senior Credit Agreements and/or the Seller Senior Credit Agreements and such Event of Default shall not have been cured or waived by the Senior Creditor or Seller, as the case may be, in writing, and (ii) no direct or indirect payment by or on behalf of the Borrower of Seller Junior Indebtedness or any Boston Beer Deficiency, whether pursuant to the terms of the Seller Junior Credit Agreements or the Boston Beer Note, upon acceleration or otherwise, shall be made if at the time of such payment there exists an Event of Default under the Subordinated Credit Agreements and such Event of Default shall not have been cured or waived by the Subordinated Creditor in writing. Upon the occurrence of such cure or waiver, payment of scheduled payments (including past due scheduled payments) with respect to the Seller Junior Indebtedness, the Subordinated Indebtedness, and the Boston Beer Deficiency as the case may be, may be resumed. This section is not intended to preclude Seller or Subordinated Creditor from exercising their respective rights and remedies, subject to the terms of Section 11 of this Agreement, but to require that any payments or proceeds received other than as permitted by this Section 6 shall be held in trust for Senior Creditor and Seller and applied to the Senior Indebtedness and Seller Senior Indebtedness, respectively, or in the case of an Event of Default under the Subordinated Credit Agreement absent a requirement that the payment be held in trust for the Senior Creditor or the Seller with respect to the Seller Senior Indebtedness, held in trust for the Subordinated Creditor and applied to the Subordinated Indebtedness. Without limiting its discretion in the administration of the Senior Credit Agreement, Senior Creditor agrees and undertakes to act in good faith in accordance with prudent commercial lending practices with respect to any Standstill Periods, but in no event shall Senior Creditor have any liability to Seller or Subordinated Creditor in respect of such agreement beyond what it would have in the absence thereof.

         7. Insolvency.

         (a) In the event of any distribution, division, or application, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of Borrower's assets, or the proceeds of Borrower's assets, in whatever form, to creditors of Borrower or upon any indebtedness of Borrower, whether by reason of liquidation, dissolution or other winding-up of Borrower, or by reasons of any execution sale, receivership, insolvency, or bankruptcy proceeding, assignment for the benefit of creditors, proceedings for reorganization, or readjustment of Borrower or Borrower's properties, then and in such event, (i) the Senior Indebtedness shall be paid in full before any payment is made upon the Seller Senior Indebtedness (other than from the proceeds of the Mortgage or, to the extent of indebtedness under the Boston Beer Note, the Boston Beer Collateral), (ii) the Senior Indebtedness and the Seller Senior Indebtedness shall be paid in full before any payment is made upon the Subordinated Indebtedness (other than from the proceeds of the Assignment of Life Insurance) or the Seller Junior Indebtedness, (iii) the Subordinated Indebtedness shall be paid in full before any payment is made upon the Seller Junior Indebtedness, (iv) the indebtedness under the Boston Beer Note (but not any Boston Beer Deficiency) shall be paid from the proceeds of the Boston Beer Collateral before any payment is made from the Boston Beer Collateral to the Senior Creditor, the Seller with respect to the Seller Senior Indebtedness, the Seller with respect to the Seller Junior Indebtedness, or the Subordinated Indebtedness, and (v) all payments and distributions, of any kind or character and whether in cash, property, or securities, which shall be payable or deliverable upon or in respect of the Seller Junior Indebtedness, the Boston Beer Deficiency, or the Subordinated Indebtedness shall be paid or delivered directly first to Senior Creditor (except for payments or distributions related to the Mortgage) and secondly to Seller as provided above, for application in payment of the amounts then due on the Senior Indebtedness and Seller Senior Indebtedness until the Senior Indebtedness and Seller Senior Indebtedness shall have been paid in full, but not including payments of proceeds of the Assignment of Life Insurance, and (vi) after payment of the Senior Indebtedness and Seller Senior Indebtedness in full, all payments and distributions, of any kind or character and whether in cash, property, or securities, which shall be payable or deliverable upon or in respect of the Seller Junior Indebtedness or the Boston Beer Deficiency shall be paid or delivered directly to Subordinated Creditor for application in payment of the amounts then due on the Subordinated Indebtedness until the Subordinated Indebtedness shall have been paid in full.

         (b) The Senior Creditor is hereby authorized but is not obligated to file an appropriate claim for and on behalf of the Seller on account of the Seller Junior Indebtedness, and for and on behalf of the Subordinated Creditor on account of the Subordinated Indebtedness, if Seller or Subordinated Creditor respectively does not file, and there is not otherwise filed on behalf of the Seller or Subordinated Creditor, a proper claim or proof of claim in the form required in any dissolution, liquidation or reorganization proceeding prior to thirty (30) days before the expiration of the time to file such claim or claims. In the event that none of Senior Creditor, Subordinated Creditor, or Seller as holder of the Seller Junior Indebtedness, has filed and there is not otherwise filed on behalf of Seller as holder of the Seller Junior Indebtedness such a proper claim or proof of claim prior to twenty (20) days before expiration of the time to file such claims with respect to the Seller Junior Indebtedness, Seller as holder of the Seller Senior Indebtedness is hereby authorized but is not obligated to file an appropriate claim for and on behalf of the Seller as holder of the Seller Junior Indebtedness. In the event that neither Senior Creditor nor Subordinated Creditor has filed and there is not otherwise filed on behalf of Subordinated Creditor such a proper claim or proof of claim prior to twenty (20) days before expiration of the time to file such claims with respect to the Subordinated Indebtedness, Seller as holder of the Seller Senior Indebtedness is hereby authorized but is not obligated to file an appropriate claim for and on behalf of the Subordinated Creditor with respect to the Subordinated Indebtedness. In connection with each above authorization, the Seller and the Subordinated Creditor, as the case may be, hereby respectively irrevocably authorizes, empowers, and appoints the Senior Creditor and as applicable the Seller as the Seller's and/or the Subordinated Creditor's agent and attorney-in-fact to (i) execute, verify, deliver and file such proofs of claim and to receive, (ii) collect any and all dividends, payments, or other disbursements made thereon in whatever form the same may be paid or issued, and
(iii) to apply the same first on account of the Senior Indebtedness and then on account of the Seller Senior Indebtedness, provided, however, that proceeds of the Boston Beer Collateral shall be applied first on account of the indebtedness under the Boston Beer Note, and that proceeds of the Mortgage shall be applied first on account of the Seller Senior Indebtedness.

         (c) The Subordinated Creditor is hereby authorized but not obligated to file an appropriate claim for and on behalf of the Seller on account of the Seller Junior Indebtedness if Seller and/or Senior Creditor does not file, and there is not otherwise filed on behalf of the Seller, a proper claim or proof of claim in the form required in any dissolution, liquidation or reorganization proceeding prior to ten (10) days before the expiration of the time to file such claim or claims. In connection with such authorization, the Seller hereby irrevocably authorizes, empowers, and appoints the Subordinated Creditor the Seller's agent and attorney-in-fact to execute, verify, deliver and file such proofs of claim and to receive and collect any and all dividends, payments, or other disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of the Subordinated Indebtedness after payment in full of the Senior Indebtedness and Seller Senior Indebtedness.

         (d) Should any payment, distribution, security, or proceeds thereof be received by Seller and/or the Subordinated Creditor at any time on the Seller Junior Indebtedness, the Boston Beer Deficiency, or the Subordinated Indebtedness, as applicable, contrary to the terms of this Agreement, Seller and/or Subordinated Creditor immediately will deliver the same first to Senior Creditor with respect to the Senior Indebtedness, and after payment in full of the Senior Indebtedness to Seller with respect to the Seller Senior Indebtedness, and after payment in full of the Senior Indebtedness and Seller Senior Indebtedness, to Subordinated Creditor, in precisely the form received (except for the endorsement or assignment of Seller and/or Subordinated Creditor where necessary), for application on or to secure the Senior Indebtedness, Seller Senior Indebtedness, or Subordinated Indebtedness in the order described above, whether each of them as applicable is due or not due, and until so delivered the same shall be held in trust by Seller or Subordinated Creditor as property of Senior Creditor with respect to the Senior Indebtedness, Seller with respect to the Seller Senior Indebtedness, and Subordinated Creditor with respect to the Subordinated Indebtedness in the priority described herein. In the event Seller fails to make any such endorsements or assignment Senior Creditor or any of its officers on behalf of Senior Creditor, or after payment in full of the Senior Indebtedness Seller with respect to the Seller Senior Indebtedness or any of its officers on behalf of Seller, or after payment in full of both the Senior Indebtedness and Seller Senior Indebtedness, Subordinated Creditor or any of its officers on behalf of Subordinated Creditor, are hereby irrevocably authorized by Seller and/or Subordinated Creditor, as the case may be, to make the same.

         8. Payments Upon Liquidation; Dissolution; Bankruptcy. Upon any distribution to creditors of the Borrower in a liquidation or dissolution of the Borrower or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Borrower or its property or in any assignment for the benefit of creditors or any marshaling of the assets and liabilities of the
Borrower:

         (a) Senior Creditor shall be entitled to receive payment in full of all Senior Indebtedness (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Credit Agreements, whether or not such interest is an allowable claim in any such proceeding) before Seller and Subordinated Creditor shall be entitled to receive any payment of any Seller Senior Indebtedness, Seller Junior Indebtedness, any Boston Beer Deficiency, or Subordinated Indebtedness except, in the case of Seller, from proceeds of the Mortgage to the extent of the Seller Senior Indebtedness or the Boston Beer Note to the extent of the Boston Beer Collateral, and except in the case of Subordinated Creditor, proceeds of Life Insurance respectively;

         (b) Seller shall be entitled to receive payment in full of all Seller Senior Indebtedness (including interest after the commencement of any such proceeding at the rate specified in the applicable Seller Senior Credit Agreements, whether or not such interest is an allowable claim in any such proceeding), before Seller and Subordinated Creditor shall be entitled to receive any payment of any Seller Junior Indebtedness or Subordinated Indebtedness (except in the case of Subordinated Creditor proceeds of Life Insurance) respectively;

         (c) Notwithstanding anything to the contrary herein, Seller shall be entitled to receive all proceeds from the Boston Beer Collateral to the extent of indebtedness under the Boston Beer Note (including interest after the commencement of any such proceeding at the rate specified in the Boston Beer Note whether or not such interest is an allowable claim in any such proceeding) before Senior Creditor, Seller with respect to the Seller Senior Indebtedness, Subordinated Creditor, or Seller with respect to the Seller Junior Indebtedness shall be entitled to receive any proceeds from the Boston Beer Collateral;

         (d) until all Senior Indebtedness with respect to the Senior Credit Agreements and all Seller Senior Indebtedness with respect to the Seller Senior Credit Agreements (as provided in subsections (a) and (b) above) is paid in full, any distribution to which Seller or Subordinated Creditor would be entitled but for this paragraph (but not including in the case of the Subordinated Creditor proceeds of the Assignment of Life Insurance) shall be made first to the Senior Creditor with respect to the Senior Indebtedness and, if the Senior Indebtedness is paid in full, to the Seller with respect to the Seller Senior Indebtedness;

         (e) after payment in full of the Senior Indebtedness and Seller Senior Indebtedness, Subordinated Creditor shall be entitled to receive payment in full of all Subordinated Indebtedness (including interest after the commencement of any such proceeding at the rate specified in the applicable Subordinated Credit Agreements, whether or not such interest is an allowable claim in any such proceeding) before Seller shall be entitled to receive any payment of any Seller Junior Indebtedness or the Boston Beer Deficiency; and

         (f) after payment in full of the Senior Indebtedness and Seller Senior Indebtedness, until all Subordinated Indebtedness with respect to the Subordinated Credit Agreements (as provided in subsection (e) above) is paid in full, any distribution to which Seller would be entitled with respect to the Seller Junior Indebtedness or the Boston Beer Deficiency but for this paragraph shall be made to the Subordinated Creditor.

         9. Assignments. Senior Creditor, Seller, and Subordinated Creditor each agree not to sell, assign, pledge or otherwise transfer the Senior Indebtedness, Seller Senior Indebtedness, Seller Junior Indebtedness, Boston Beer Note, and Subordinated Indebtedness respectively except subject to all the terms and conditions of this Agreement. Any note evidencing the Senior Indebtedness, Seller Senior Indebtedness, Seller Junior

Indebtedness, or the Subordinated Indebtedness, and the Boston Beer Note, shall bear the following legend or a legend substantially similar thereto:

         "THIS NOTE IS SUBJECT TO A CERTAIN INTERCREDITOR AGREEMENT, DATED DECEMBER 15, 2000 AMONG HIGH FALLS BREWING COMPANY, LLC, MANUFACTURERS AND TRADERS TRUST COMPANY, CEPHAS CAPITAL PARTNERS, L.P., AND THE GENESEE BREWING COMPANY, INC."

         10. Seller and Subordinated Creditor Representation and Warranties. Seller and Subordinated Creditor each represents and warrants to Senior Creditor, and Seller represents and warrants to Subordinated Creditor, that:

         (a) no representations or agreements of any kind have been made to such party which would limit or qualify in any way the terms of this Agreement,

         (b) Senior Creditor has made no representation to the Seller or Subordinated Creditor, and Subordinated Creditor has made no representation to the Seller, as to the creditworthiness of Borrower;

         (c) Seller has made no representation to the Senior Creditor as to the creditworthiness of Borrower;

         (d) Seller and Subordinated Creditor each has established adequate means of obtaining from Borrower on a continuing basis such information regarding Borrower's financial condition as such party deems necessary. Seller and Subordinated Creditor agree that Senior Creditor shall have no obligation to disclose to them, and Seller agrees that Subordinated Creditor shall have no obligation to disclose to it, information or material acquired by Senior Creditor or Subordinated Creditor respectively in the course of its relationships with Borrower.

         11. Standstill Period.

         (a) Prior to the Seller notifying Senior Creditor and Subordinated Creditor that an Event of Default has occurred with respect to the Seller Junior Indebtedness or that a Boston Beer Deficiency exists, and during the Seller Standstill Period (defined below), the Seller shall have no authority to enforce the Seller Junior Indebtedness or the Boston Beer Deficiency by legal proceedings or otherwise, or in any manner interfere with the Security Interests held by Senior Creditor, Seller with respect to the Seller Senior Indebtedness, and/or Subordinated Creditor until all of the Senior Indebtedness, Seller Senior Indebtedness, and Subordinated Indebtedness have been paid in full.

         (b) Prior to the Subordinated Creditor notifying Senior Creditor and Seller that an Event of Default has occurred with respect to the Subordinated Indebtedness, and during the Subordinated Creditor Standstill Period (defined below), the Subordinated Creditor shall have no authority to enforce the Subordinated Indebtedness by legal proceedings or otherwise, or in any manner interfere with the Security Interests held by Senior Creditor with respect to the Senior Indebtedness and Seller with respect to the Seller Senior Indebtedness until all of the Senior Indebtedness and Seller Senior Indebtedness have been paid in full; provided however, that Subordinated Creditor may enforce its rights to proceeds of the Assignment of Life Insurance.

         (c) The term "Subordinated Creditor Standstill Period" shall mean one hundred eighty (180) days following the date on which the Senior Creditor has notified the Subordinated Creditor and Seller that an Event of Default has occurred under the Senior Credit Agreements and has requested imposition of a standstill period. The term "Seller Standstill Period" shall mean two hundred forty (240) days following the date on which the Senior Creditor has notified the Subordinated Creditor and the Seller that an Event of Default has occurred under the Senior Creditor Agreements. If, during the respective Standstill Period, the Events of Default under the Senior Credit Agreements are cured or waived by the Senior Creditor, the applicable Standstill Period shall cease running, and a new Standstill Period shall commence running when the Senior Creditor has notified the Subordinated Creditor and the Seller of the occurrence of a new Event of Default with respect the Senior Indebtedness. The Standstill Period shall be tolled during any period of time that there is in effect an automatic stay under the Bankruptcy Code or an injunction or restraining order issued by a court prohibiting the Senior Creditor, Seller, and/or the Subordinated Creditor from exercising its remedies, until a court of competent jurisdiction has lifted such stay, injunction, or restraint. During the applicable Standstill Period, the Seller and/or Subordinated Creditor shall not take any action to exercise its rights and remedies with respect to the Seller Junior Indebtedness, the Boston Beer Deficiency, and/or Subordinated Indebtedness respectively, provided, however, that Subordinated Creditor may enforce its right hereunder to receive payments from the Assignment of Life Insurance. Nothing in this Agreement shall restrict or prohibit the Seller or the Subordinated Creditor from taking any action to declare the Borrower in default of its obligations to the Seller or Subordinated Creditor, taking such limited actions as may be required to prevent loss of rights due to the effect of any statute of limitations, and/or sending notice of any Event of Default under the Seller Junior Credit Agreements or Subordinated Credit Agreements.

         12. Waivers. Each of Seller, Senior Creditor, and Subordinated Creditor waives any right to require any of the others:

         (a) to make, extend, renew, or modify any loan to Borrower or to grant any other financial accommodations to Borrower whatsoever;

         (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of any indebtedness or of any nonpayment related to any Security Interests, or except as expressly required by this Agreement notice of any action or nonaction or the part of Borrower or any other party to this Agreement as the case may be, any surety, endorser, or other guarantor in connection with any indebtedness, or in connection with the creation of new or additional indebtedness as the case may be;

         (c) to resort for payment or to proceed directly or at once against any person, including Borrower;

         (d)      to proceed directly against or exhaust any Security Interest;

         (e)      to pursue any other remedy within any creditor's power; or

         (f) to commit any act or omission of any kind, at any time, with respect to any matter whatsoever.

         13. Senior Creditor's and Seller's Rights. Except as otherwise expressly provided in this Agreement, Senior Creditor and Seller may take or omit any and all actions with respect to the Senior Indebtedness and Seller Senior Indebtedness or any Security Interests for the Senior Indebtedness and/or Seller Senior Indebtedness without affecting whatsoever any of Senior Creditor's or Seller's rights under this Agreement. In particular, without limitation, Senior Creditor and Seller (with respect to the Seller Senior Indebtedness) may, without notice of any kind to Seller or Subordinated Creditor:

         (a) make one or more additional loans to Borrower whether pursuant to the terms of the Senior Credit Agreements or Seller Senior Credit Agreements or otherwise;

         (b) repeatedly alter, amend, modify, or otherwise change the fees, or any part thereof, applicable under the Senior Credit Agreements or Seller Senior Credit Agreements;

         (c) repeatedly alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Senior Indebtedness or Seller Senior Indebtedness or any part thereof, including increases and decreases of the rate of interest on the Senior Indebtedness or Seller Senior Indebtedness, and extensions may be repeated and may be for longer than the original loan term;

         (d) take and hold Security Interests for the payment of the Senior Indebtedness and Seller Senior Indebtedness, and exchange, enforce, waive, and release any such Security Interests, with or without the substitution of new collateral;

         (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or guarantors on any terms or manner Senior Creditor or Seller (with respect to the Seller Senior Indebtedness) chooses;

         (f) determine how, when and what application of payments and credits shall be made on the Senior Indebtedness and Seller Senior Indebtedness;

         (g) apply such security and direct the order or manner of sale thereof, as Senior Creditor and Seller (with respect to the Seller Senior Indebtedness) in their respective discretion may determine; and

         (h) assign this Agreement in whole or in part in connection with an assignment in whole or in part of the Senior Credit Agreements, Seller Senior Credit Agreements, or any interest therein; provided however, that notwithstanding anything to the contrary contained in this Agreement, after any such assignment the assignee shall have the rights of the Senior Creditor only with respect to Senior Indebtedness, or the Seller with respect to the Seller Senior Indebtedness, as the case may be as defined herein.

         14. Subordinate Creditor's Rights. Subordinate Creditor may take or omit any and all actions with respect to the Subordinated Indebtedness or any Security Interests for the Subordinated Indebtedness without affecting whatsoever any of Subordinated Creditor's rights as related to those of the Seller with respect to the Seller Junior Indebtedness or the Boston Beer Deficiency under this Agreement. In particular, without limitation, Subordinated Creditor may, without notice of any kind to Seller:

         (a) make one or more additional loans to Borrower whether pursuant to the terms of the Subordinated Credit Agreements or otherwise;

         (b) repeatedly alter, amend, modify, or otherwise change the fees, or any part thereof, applicable under the Subordinated Credit Agreements;

         (c) repeatedly alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Subordinated Indebtedness or any part thereof, including increases and decreases of the rate of interest on the Subordinated Indebtedness, and extensions may be repeated and may be for longer than the original loan term;

         (d) take and hold Security Interests for the payment of the Subordinated Indebtedness, and exchange, enforce, waive, and release any such Security Interests, with or without the substitution of new collateral;

         (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or guarantors on any terms or manner Subordinated Creditor chooses;

         (f) determine how, when and what application of payments and credits shall be made on the Subordinated Indebtedness;

         (g) apply such security and direct the order or manner of sale thereof, as Subordinated Creditor in its discretion may determine; and

         (h) assign this Agreement in whole or in part in connection with an assignment in whole or in part of the Subordinated Credit Agreements or any interest therein.

         15. Marshaling.

         (a) Senior Creditor may foreclose on its Security Interests in any manner which it in its sole discretion chooses even though a higher price might have been realized if the Senior Creditor had proceeded to foreclose on its Security Interests in another manner. Without in any manner limiting the foregoing, the Seller and Subordinated Creditor agree that Senior Creditor may exercise its remedies against the property in which it holds Security Interests in any order that the Senior Creditor, in its sole discretion, chooses; and Seller and Subordinated Creditor confirm that the Senior Creditor shall in no manner be required to marshal its claims against one or more properties in which it holds a Security Interest.

         (b) Seller may foreclose on the Mortgage and its Security Interests in the Boston Beer Collateral in any manner which it in its sole discretion chooses even though a higher price might have been realized if the Seller had proceeded to foreclose on its Security Interests in another manner. Without in any manner limiting the foregoing, the Senior Creditor, Subordinated Creditor, and Seller with respect to the Seller Junior Indebtedness and Boston Beer Deficiency agree that Seller may exercise its remedies against the property covered by the Mortgage and the Boston Beer Collateral in any order that the Seller, in its sole discretion, chooses; and Senior Creditor, Seller with respect to the Seller Junior Indebtedness and any Boston Beer Deficiency, and Subordinated Creditor confirm that the Seller with respect to the Mortgage and the Boston Beer Collateral shall in no manner be required to marshal its claims against one or more properties in which it holds a Security Interest.

         (c) Subject to the rights of the Senior Creditor with respect to the Senior Creditor's Security Interests, Seller may foreclose on its Security Interests not covered by subsection (b) of this Section with respect to the Seller Senior Indebtedness in any manner which it in its sole discretion chooses even though a higher price might have been realized if the Seller had proceeded to foreclose on its Security Interests in another manner. Without in any manner limiting the foregoing, the Seller with respect to the Seller Junior Indebtedness and Boston Beer Deficiency, and the Subordinated Creditor, agree that Seller with respect to the Seller Senior Indebtedness may exercise its remedies against the property in which it holds Security Interests in any order that the Seller, in its sole discretion, chooses; and Seller with respect to the Seller Junior Indebtedness and any Boston Beer Deficiency, and Subordinated Creditor confirm that the Seller with respect to the Seller Senior Indebtedness shall in no manner be required to marshal its claims against one or more properties in which it holds a Security Interest.

         (d) Subject to the rights of Senior Creditor with respect to the Senior Indebtedness and Seller with respect to the Seller Senior Indebtedness under this Agreement, Subordinated Creditor may foreclose on its Security Interests in any manner which it, in its sole discretion, chooses even though a higher price might have been realized if the Subordinated Creditor had proceeded to foreclose on its Security Interests in another manner. Without in any manner limiting the foregoing, the Seller with respect to the Seller Junior Indebtedness and any Boston Beer Deficiency agrees that Subordinated Creditor may exercise its remedies against the property in which it holds Security Interests in any order that the Subordinated Creditor, in its sole discretion, chooses; and Seller with respect to the Seller Junior Indebtedness and any Boston Beer Deficiency confirms that the Subordinated Creditor shall in no manner be required to marshal its claims against one or more properties in which it holds a Security Interest.

         16. Modification of Seller Senior Indebtedness, Seller Junior Indebtedness, and Subordinated Indebtedness. Seller and Borrower waive any right to modify or amend the terms of the payment of interest or the repayment of principal with respect to the Seller Senior Indebtedness, the Seller Junior Indebtedness and the Boston Beer Note during the term of this Agreement absent the prior written consent of Senior Creditor, Seller with respect to the Seller Senior Indebtedness, and Subordinated Creditor. Subordinated Creditor and Borrower waive any right to modify or amend the terms of the payment of interest or the repayment of principal with respect to the Subordinated Indebtedness during the term of this Agreement absent the prior written consent of Senior Creditor and Seller with respect to the Seller Senior Indebtedness. Seller and Borrower waive any right to modify or amend the terms of the payment of interest or the repayment of principal with respect to the Seller Senior Indebtedness during the term of this Agreement absent the prior written consent of Senior Creditor.

         17. Default by Borrower. If Borrower becomes insolvent or bankrupt, this Agreement shall remain in full force and effect. In the event of a corporate reorganization or corporate arrangement of Borrower under the provisions of the Bankruptcy Code, as amended, this Agreement shall remain in full force and effect and the court having jurisdiction over the reorganization or arrangement is hereby authorized and expressly requested to preserve such priority and subordination in approving any such plan or reorganization or arrangement. Any payment default under the terms of the Seller Junior Indebtedness, Seller Senior Indebtedness, Subordinated Indebtedness, or Senior Indebtedness, or any other Event of Default under the Seller Junior Credit Agreements, Seller Senior Credit Agreements, Subordinated Credit Agreements, or Senior Credit Agreements which could result in an acceleration of the Seller Junior Indebtedness, Seller Senior Indebtedness, Subordinated Indebtedness, or Senior Indebtedness respectively also shall be an Event of Default under the terms of each of the Seller Junior Indebtedness, Seller Senior Indebtedness, Subordinated Indebtedness, and Senior Indebtedness.

         18. Investor Notes. The Investor Notes shall be subordinated to the Senior Indebtedness, Seller Senior Indebtedness, Subordinated Indebtedness, the Boston Beer Note and Seller Junior Indebtedness in the manner described in such Investor Notes. No right of the Senior Creditor, Seller with respect to the Seller Senior Indebtedness or the Boston Beer Note, Subordinated Creditor, or Seller with respect to the Seller Junior Indebtedness that is relative to the Investor Notes, other than to enforce the subordination provisions as contained therein on the date hereof, shall be exercised, amended, waived, compromised, or settled except by unanimous consent of the Senior Creditor, Seller with respect to the Seller Senior Indebtedness, Subordinated Creditor, or Seller with respect to the Seller Junior Indebtedness or any Boston Beer Deficiency.

         19. Duration and Termination. This Agreement shall remain in full force and effect until all of the Senior Indebtedness and Seller Senior Indebtedness have been irrevocably paid in full and the Senior Creditor's obligation to lend under the Senior Credit Agreements has been terminated, and until all of the Subordinated Indebtedness has been irrevocably paid in full.

         20. Subrogation. After all Senior Indebtedness and Seller Senior Indebtedness is irrevocably paid in full and until the Subordinated Indebtedness is paid in full, Subordinated Creditor shall be subrogated to the rights of the Senior Creditor and Seller to receive distributions applicable to the Senior Indebtedness and Seller Senior Indebtedness to the extent that distributions otherwise payable to Subordinated Creditor have been applied to the payment of the Senior Indebtedness and Seller Senior Indebtedness. A distribution made under this Agreement to the Senior Creditor on account of the Senior Indebtedness and/or Seller on account of the Seller Senior Indebtedness which otherwise would have been made to Subordinated Creditor is not, as between the Subordinated Creditor and the Borrower, a payment by the Borrower on the Subordinated Indebtedness. After irrevocable payment in full of the Senior Indebtedness and Seller Senior Indebtedness, Subordinated Creditor shall be entitled to receive from the Senior Creditor and/or Seller any payments or distributions received by Senior Creditor and/or Seller in excess of the amounts sufficient to pay all Senior Indebtedness and Seller Senior Indebtedness in full.

         After all Senior Indebtedness, Seller Senior Indebtedness, and Subordinated Indebtedness are irrevocably paid in full and until the Seller Junior Indebtedness and Boston Beer Deficiency are paid in full, Seller shall be subrogated to the rights of the Senior Creditor to receive distributions applicable to the Senior Indebtedness, the rights of Seller to receive distributions applicable to the Seller Senior Indebtedness, and the rights of the Subordinated Creditor to receive distributions applicable to the Subordinated Indebtedness to the extent that distributions otherwise payable to Seller have been applied to the payment of the Senior Indebtedness, Seller Senior Indebtedness, and Subordinated Indebtedness. A distribution made under this Agreement to the Senior Creditor on account of the Senior Indebtedness, Seller on account of the Seller Senior Indebtedness, or to the Subordinated Creditor on account of the Subordinated Indebtedness, which otherwise would have been made to Seller is not, as between the Seller and the Borrower, a payment by the Borrower on the Seller Junior Indebtedness or Boston Beer Deficiency. After irrevocable payment in full of the Senior Indebtedness, Seller Senior Indebtedness, and Subordinated Indebtedness, Seller shall be entitled to receive from the Senior Creditor, Seller, and Subordinated Creditor any payments or distributions received by Senior Creditor, Seller, and Subordinated Creditor in excess of the amounts sufficient to pay all Senior Indebtedness, Seller Senior Indebtedness, and Subordinated Indebtedness respectively in full.

         21. Rights of Setoff Against Seller Junior Indebtedness. Nothing in this Agreement shall be deemed to prevent Borrower from exercising any right of setoff against the Seller Junior Indebtedness as permitted by the Seller Junior Credit Agreements.

         22. Obligations of Borrower Unconditional. Subject to the subordination provisions of this Agreement, nothing contained in this Agreement is intended to or shall impair, as between Borrower and the Seller or the Subordinated Creditor, the respective rights and remedies of the Seller and the Subordinated Creditor or the obligations of Borrower, which are absolute and unconditional, to pay to the Seller all obligations under the Seller Credit Agreements and to pay the Subordinated Creditor all obligations under the Subordinated Credit Agreements as and when the same shall become due and payable in accordance with their respective terms, or is intended to or shall affect the relative rights of the Seller and creditors of Borrower other than the Senior Creditor and Subordinated Creditor, or is intended to or shall affect the relative rights of the Subordinated Creditor and creditors of Borrower other than the Senior Creditor and Seller.

         23. Notice to Seller, Subordinated Creditor and Senior Creditor by Borrower.

         (a) Borrower shall give prompt written notice to the Seller, Subordinated Creditor and Senior Creditor of any fact known to Borrower which would prohibit the making of any payment in respect of the Seller Junior Indebtedness or Subordinated Indebtedness, but failure to give such notice shall not affect the subordination of the Seller Junior Indebtedness to the Subordinated Indebtedness, Seller Senior Indebtedness, and the Senior Indebtedness, or the subordination of the Subordinated Indebtedness to the Senior Indebtedness and Seller Senior Indebtedness, in each case as provided in this Agreement.

         (b) Notwithstanding the provisions of this Agreement, the Subordinated Creditor shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment in respect of the Subordinated Indebtedness, unless and until the Subordinated Creditor shall have received written notice thereof from the Borrower, the Senior Creditor, and/or the Seller in respect of the Seller Senior Indebtedness. Prior to the receipt of any such written notice, subject to the provisions of this Agreement, the Subordinated Creditor shall be entitled in all respects to assume no such facts exist and to receive payments otherwise permitted hereunder; provided however notice shall not be a condition precedent to any prohibition of the making of any such payments if such prohibition is a result of a default with respect to the Subordinated Indebtedness.

         (c) Notwithstanding the provisions of this Agreement, the Seller shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment in respect of the Seller Junior Indebtedness, unless and until the Seller shall have received written notice thereof from the Borrower, the Senior Creditor, and/or the Subordinated Creditor. Prior to the receipt of any such written notice, subject to the provisions of this Agreement, the Seller shall be entitled in all respects to assume no such facts exist and to receive payments otherwise permitted hereunder; provided however notice shall not be a condition precedent to any prohibition of the making of any such payments if such prohibition is a result of a default with respect to the Seller Junior Indebtedness or, so long as it is held by the Seller, the Seller Senior Indebtedness.

         24. Miscellaneous Provisions.

                  (a) Amendments. This Agreement constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. To the extent there is any conflict between this Agreement and any document evidencing the Seller Junior Indebtedness, the Seller Senior Indebtedness, the Senior Indebtedness, the indebtedness under the Boston Beer Note, or the Subordinated Indebtedness, this Agreement shall control. No alteration of or amendment to this Agreement shall be effective unless made in writing and signed by Senior Creditor, Borrower, Seller with respect to the Seller Junior Indebtedness, Seller with respect to the Seller Senior Indebtedness, Seller with respect to the Boston Beer Note, and Subordinated Creditor.

                  (b) Attorney's Fees; Expenses. Borrower agree to pay upon demand all of Senior Creditor's and Seller's (with respect to the Seller Senior Indebtedness), and after payment in full of Senior Indebtedness and Seller Senior Indebtedness, Subordinated Creditor's costs and expenses, including attorneys' fees and legal expenses, incurred in connection with enforcement of this Agreement. Costs and expenses include Senior Creditor's, Seller's (with respect to the Seller Senior Indebtedness) and Subordinated Creditor's attorney's fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

                  (c) Successors. Subject to the express terms of this Agreement related to assignments of Senior Indebtedness and Seller Senior Indebtedness, this Agreement shall extend to and bind the respective successors and assigns of the parties to this Agreement. The covenants of the parties hereto respecting subordination of the Subordinated Indebtedness in favor of Senior Indebtedness and the Seller Senior Indebtedness shall extend to, include, and be enforceable by any transferee or endorsee to whom Senior Creditor and/or Seller may transfer any or all of the Senior Indebtedness and/or Seller Senior Indebtedness respectively. The covenants of the parties hereto respecting subordination of the Seller Junior Indebtedness and Boston Beer Deficiency in favor of Senior Indebtedness, Seller Senior Indebtedness, and Subordinated Indebtedness shall extend to, include, and be enforceable by any transferee or endorsee to whom Senior Creditor and/or Seller may transfer any or all of the Senior Indebtedness and/or Seller Senior Indebtedness respectively, and to whom Subordinated Creditor may transfer any of all of the Subordinated Indebtedness.

                  (d) General Waivers. No party shall be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by the party against whom such waiver is enforced. No delay or omission on the part of any party in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of any provision of this Agreement shall not prejudice or constitute a waiver of such party's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by any party, nor any course of dealing between any of the parties, shall constitute a waiver of any of such party's rights or of another party's obligations as to any further transactions. Whenever the consent of a party is required under this Agreement, the granting of such consent by such party in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such further consent may be granted or withheld in the sole discretion of such party.

                  (e) Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

                  (f) Notice. Any notice, demand, request, consent, or other communication hereunder shall be in writing, shall be addressed to the respective party shown in the preamble to this Agreement or to such other address as such party may, by notice given in compliance with this Section, designate. Notices shall be deemed to have been given and received upon the earlier of: (i) if by facsimile, upon confirmed transmission if transmission occurs between 8:00 a.m. and 5:00 p.m. New York time on any Business Day provided that a copy of such notice is deposited with Federal Express or other nationally recognized overnight delivery service for next Business Day delivery;
(ii) if by Federal Express or other nationally recognized overnight delivery service deposited for next Business Day delivery, on the next Business Day following deposit with such delivery service; (iii) if by personal delivery, upon completion of delivery; or (iv) if by mail, three (3) Business Days after deposit in the U.S. Mail, first class, postage prepaid.

                  (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard or reference to its conflict of laws principles. The parties each hereby consent to the jurisdiction of any state or federal court located in Monroe County, New York and irrevocably agree that all actions or proceedings arising out of or relating to this Agreement shall be litigated in such courts. Each of the parties accepts for itself the exclusive jurisdiction of the aforesaid courts and waives any defense of forum non coveniens.

                  (h) WAIVER OF JURY TRIAL. EACH OF THE PARTIES WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF ANY DEALINGS AMONG THEM OR ANY ONE OF THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.

                  (i) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (j) Reproductions. This Agreement may be reproduced by the parties hereto by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

                  (k) Entire Agreement. This Agreement constitutes the complete, final and exclusive understanding and agreement between parties with respect to the subject matter covered hereby, and supersedes any and all prior or contemporaneous oral or written representations, understandings, agreements, correspondence or communications concerning the subject matter hereof.

         IN WITNESS WHEREOF, each of the parties intending to be bound hereby has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                         HIGH FALLS BREWING COMPANY, LLC
                                         ("Borrower")

                                         By:   /s/ Samuel T. Hubbard, Jr.
                                            ----------------------------------

                                         Its:
                                             ---------------------------------


                                         CEPHAS CAPITAL PARTNERS, L.P.
                                         ("Subordinated Creditor")

                                         By: Chephas LLC, its general partner,

                                             By:  /s/ Jeffrey Holmes
                                                ------------------------------
                                             Its: Managing Member

                                         MANUFACTURERS AND TRADERS TRUST COMPANY
                                         ("Senior Creditor")

                                         By:   /s/ Philip M. Smith
                                            ----------------------------------

                                         Its:  Vice President
                                             ----------------------------------


                                         THE GENESEE BREWING COMPANY, INC.
                                         ("Seller")


                                         By:   /s/ Mark W. Leunig
                                            ----------------------------------

                                         Its:  Vice President
                                             ---------------------------------

                                   SCHEDULE A
                                   ----------
                          SANKEY EQUIPMENT DESCRIPTION